Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income taxes

The components of the income tax provision are as follows:

Provision (benefit) for income taxes	Year ended Dec. 31,
(in millions)	2015	2014	2013
Current taxes:
Federal	$551	$1,273	$714
Foreign	306	337	286
State and local	109	155	66
Total current tax expense	966	1,765	1,066
Deferred tax expense (benefit):
Federal	114	(672)	536
Foreign	(1)	(98)	(30)
State and local	(66)	(83)	20
Total deferred tax expense (benefits)	47	(853)	526
Provision for income taxes	$1,013	$912	$1,592

The components of income before taxes are as follows:

Components of income before taxes	Year ended Dec. 31,
(in millions)	2015	2014	2013
Domestic	$2,698	$2,456	$2,428
Foreign	1,537	1,107	1,349
Income before taxes	$4,235	$3,563	$3,777

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2015	2014
Depreciation and amortization	$2,631	$2,646
Lease financings	569	761
Securities valuation	156	230
Pension obligation	155	117
Equity investments	113	115
Employee benefits	(470)	(616)
Reserves not deducted for tax	(274)	(536)
Credit losses on loans	(102)	(113)
Other assets	(109)	(99)
Other liabilities	110	277
Net deferred tax liability	$2,779	$2,782

As of Dec. 31, 2015, we have an available German net operating loss carryforward of $90 million with an indefinite life. Also, we have a U.S. foreign tax credit carryforward of approximately $36 million that will expire in 2025. We believe it is more likely than not that we will fully realize our deferred tax assets.

As of Dec. 31, 2015, we had approximately $6.2 billion of earnings attributable to foreign subsidiaries that have been permanently reinvested abroad and for which no incremental U.S. income tax provision has been recorded. If these earnings were to be repatriated, the estimated U.S. tax liability as of Dec. 31, 2015 would be up to $1.1 billion. Management has no intention of repatriating these earnings to the U.S. in the foreseeable future.

The statutory federal income tax rate is reconciled to our effective income tax rate below:

Effective tax rate	Year ended Dec. 31,
	2015	2014	2013
Federal rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	0.6	1.3	1.6
Leverage lease adjustment	(1.3)	(1.1)	(2.1)
Tax-exempt income	(2.5)	(3.3)	(3.1)
Foreign operations	(6.6)	(3.0)	(4.4)
Tax credits	(1.4)	(0.8)	(2.0)
Tax litigation	—	—	16.5
Carryback claim	—	(4.7)	—
Nondeductible litigation expense	—	2.1	—
Other – net	0.1	0.1	0.6
Effective tax rate	23.9%	25.6%	42.1%

Unrecognized tax positions
(in millions)	2015	2014	2013
Beginning balance at Jan. 1, – gross	$669	$866	$340
Prior period tax positions:
Increases	13	58	570
Decreases	(21)	(257)	(19)
Current period tax positions	14	19	21
Settlements	(26)	(17)	(46)
Ending balance at Dec. 31, – gross	$649	$669	$866

Our total tax reserves as of Dec. 31, 2015 were $649 million compared with $669 million at Dec. 31, 2014. If these tax reserves were unnecessary, $649 million would affect the effective tax rate in future periods. We recognize accrued interest and penalties, if applicable, related to income taxes in income tax expense. Included in the balance sheet at Dec. 31, 2015 is accrued interest, where applicable, of $194 million. The additional tax expense related to interest for the year ended Dec. 31, 2015 was $2 million compared with $1 million for the year ended Dec. 31, 2014.

It is reasonably possible the total reserve for uncertain tax positions could decrease within the next 12 months by approximately $60 million as a result of adjustments related to tax years that are still subject to examination.

On Nov. 10, 2009, BNY Mellon filed a petition with the U.S. Tax Court challenging the IRS’s disallowance of certain foreign tax credits claimed for the 2001 and 2002 tax years. Trial was held from April 16 to May 17, 2012. On Feb. 11, 2013, BNY Mellon received an adverse decision from the U.S. Tax Court. On Sept. 23, 2013, the U.S. Tax Court amended its prior ruling to allow BNY Mellon an interest expense deduction and to exclude certain items from taxable income. The net impact of the court rulings for all years involved and related interest decreased after-tax income in 2013 by $593 million.

The U.S. Tax Court ruling was finalized on Feb. 20, 2014. On March 5, 2014, BNY Mellon appealed the decision to the Second Circuit Court of Appeals. On Sept. 25, 2014, the government filed its response to our appeal. On Sept. 9, 2015, the Second Circuit affirmed the Tax Court decision. On Nov. 2, 2015, BNY Mellon filed a petition for review with the Supreme Court of the United States, seeking reversal of the Second Circuit Court of Appeals decision. See Note 22 of the Notes to Consolidated Financial Statements for additional information.

Our federal income tax returns are closed to examination through 2010. Our New York State tax returns are closed to examination through 2012. Our New York City income tax returns are closed to examination through 2010. Our UK income tax returns are closed to examination through 2012.